SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):	February 16, 2005

Commission file number: 0-13888

CHEMUNG FINANCIAL CORPORATION (Exact name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	16-123703-8 (I.R.S. Employer Identification No.)

One Chemung Canal Plaza, Elmira, NY 14901
 (Address of principal executive offices) (Zip Code)

(607) 737-3711
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(B) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGES IN FISCAL YEAR.

On February 16, 2005 the Board of Directors of the Company amended and restated the Company's by-laws. The amended and restated by-laws became effective immediately upon adoption .

The primary purposes of the amendments were to update the by-laws to clarify certain provisions and eliminate inconsistencies. Revisions included 1) clarifying the nomination process for directors by shareholders; 2) clarifying the ability of the Board to create and delegate authority to board committees; 3) adding detail to the indemnification provisions regarding persons indemnified and the indemnification procedures.

The foregoing summary of the amended by-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the amended and restated by-laws, which are attached hereto as Exhibits 3.10a and 3.10b and incorporated herein by reference.

Exhibits
3.10a	Chemung Financial Corporation By-Laws
3.10b	Chemung Canal Trust Company By-Laws

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHEMUNG FINANCIAL CORPORATION

February 18, 2005	By: /s/Jan P. Updegraff

Jan P. Updegraff
President & Chief Executive Officer